DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

     The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. and Dreyfus Strategic Municipals, Inc. (each, a “Fund” and, collectively, the “Funds”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on Friday, May 14, 2004 at 10:00 a.m. for the following purposes:

1. To elect Directors to serve for a three-year term and until their successors are duly elected and qualified. 2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on March 11, 2004 will be entitled to receive notice of and to vote at the meeting.

New York, New York April 15, 2004

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders to be held on Friday, May 14, 2004

     This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Dreyfus Strategic Municipal Bond Fund, Inc. (“DSMB”) and Dreyfus Strategic Municipals, Inc. (“DSM”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Annual Meeting of Stockholders of each Fund to be held on Friday, May 14, 2004 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on March 11, 2004 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by a proxy given later. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. As of March 11, 2004, the Funds had outstanding the following number of shares:

	Common Stock	Auction Preferred Stock
Name of Fund	Outstanding	Outstanding

DSMB	48,181,284	7,440
DSM	60,528,817	11,400

     It is estimated that proxy materials will be mailed to stockholders of record on or about April 19, 2004. The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

     A quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the meeting. If a proposal is to be voted upon by only one class of a Fund’s shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the “Common Stock”), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the “APS”). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS.

PROPOSAL 1: ELECTION OF DIRECTORS

     Each Fund’s Board of Directors is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the “Nominees”) as Directors of the indicated class of such Fund, to serve for three-year terms and until their respective successors are duly elect ed and qualified. With respect to DSMB, Mr. Houminer and Ms. Pringle are nominated to be elected as Class II Directors to serve for a three-year term. With respect to DSM, Messrs. Carter, DiMartino, and Leone are nominated to be elected as Class I Directors to serve for a three-year term. Messrs. DiMartino, Carter, and Leone also are continuing Class I Directors of DSMB and Mr. Houminer and Ms. Pringle also are continuing Class II Directors of DSM. Each Nominee also current ly serves as a Director of the Fund for which their election is proposed. Each Nominee has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s Continuing Directors, information on each Nominee’s and Continuing Director’s ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds.

     Under the terms of each Fund’s Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Mr. Zuccotti was elected in 2003 as a Class III Director for APS holders of DSM to serve for a three year term. DSMB’s APS holders elected Mr. Zuccotti in 2002 as a Class III Director whose term expires in 2005. Robin A. Pringle is the other Director designated for holders of APS. Ms. Pringle was elected by APS holders of DSM in 2002 as a Class II Director whose term expires in 2005 and is currently a nominee for election as a Class II director for APS holders of DSMB.

     Voting with regard to the election of Directors will be as follows: for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Messrs. Carter, DiMartino and Leone as Class I Directors; and for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Director Mr. Houminer, but APS holders will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Pringle as a Class II Director who is nominated to represent the APS of DSMB.

     The persons named as proxies on the accompanying proxy card(s) intend to vote each such proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

     None of the Nominees or Continuing Directors are “interested persons” of either Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). As independent directors of investment companies, they play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers. The following tables present information about the Nominees including their principal occupations and other board memberships and affiliations. The address of each Nominee is 200 Park Avenue, New York, New York 10166.

DSM — Nominees for Class I Director with Term Expiring in 2007

Name (Age) of Nominee				Principal Occupation	Other Board Memberships
Position with Fund (Since)				During Past 5 Years	and Affiliations

JOSEPH	S. DiMARTINO	(60)		Corporate Director and Trustee	The Muscular Dystrophy
Chairman of the Board and					Association, Director
Class I Director of DSM	(1995)				Levcor International, Inc.,
					an apparel fabric
					processor, Director
					Century Business Services,
					Inc., a provider of out-
					sourcing functions for
					small and medium size
					companies, Director
					The Newark Group, a
					provider of a national
					market of paper recov-
					ery facilities, paper-
					board mills and paper-
					board converting
					plants, Director

WILLIAM HODDING	CARTER, III		(68)	President and Chief Executive Officer	Independent Sector,
Class I Director of DSM	(1989)			of the John S. and James L. Knight	Director
				Foundation (1998 - present)	The Century Foundation,
					Director
				President and Chairman (from 1985
					The Enterprise Corporation
				to 1998) of MainStreet TV
					of the Delta, Director
				Knight Professor in Journalism (from
					Foundation of the Mid-
				1995 to1998) at the University of	South, Director
				Maryland

RICHARD C. LEONE	(63)			President of The Century Foundation	—
Class I Director of DSM	(1989)			(formerly, The Twentieth Century
				Fund, Inc.), a tax exempt research
				foundation engaged in the study
				of economic, foreign policy and
				domestic issues

DSMB — Nominees for Class II Director with Term Expiring in 2007

Name (Age), of Nominee		Principal Occupation	Other Board Memberships
Position with Fund (Since)		During Past 5 Years	and Affiliations

EHUD HOUMINER	(63)	Executive-in-Residence at the	Avent Inc., an electronics
Class II Director of DSMB (1994)		Columbia Business School,	distributor, Director
International Advisory
Columbia University
Board to the MBA
Principal of Lear, Yavitz and
Program, School of
		Associates, a management consult-	Management, Ben
		ing firm, from 1996 to 2001	Gurion University,
Chairman
Explore Charter School,
Brooklyn, NY,
Chairman

ROBIN A. PRINGLE	(40)	Senior Vice President of Mentor/	None
Class II	Director of DSMB (1995)	National Mentoring Partnership,
APS Designee for DSMB (1999)
a national non-profit organization
that is leading the movement to
connect America’s young people
with caring adult mentors

     Each Fund has standing audit, nominating and compensation committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act. The function of the audit committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in the Board of Directors’ oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and reg ulatory requirements and the independent auditors’ qualifications, independence and performance. The Fund’s Audit Committee Charter, which describes the audit committee’s purposes, duties and powers, is attached as Exhibit B to this proxy statement.

     Each Fund’s nominating committee is responsible for selecting and nominating persons as members of the Board Directors for election or appointment by the Board and for election by stockholders. Each nominating committee member “independent” as defined by the New York Stock Exchange. A copy of the Funds’ Nominating Committee Charter and Procedures is attached as Exhibit C to this proxy statement (the “Nominating Committee Charter”). In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the inter est of the Fund and its stockholders. The committee will consider recommendations for nominees from stockholders submit ted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York, 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board Each Fund also has a standing pricing committee, comprised of any one Director. The function of the pricing committee to assist in valuing the Fund’s investments.

     Each Fund’s audit committee met five times during the Fund’s last fiscal year. Each Fund’s pricing, nominating and compensation committees did not meet during the Fund’s last fiscal year.

     Each Fund Director also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and atten dance fees are allocated on the basis of net assets, with the Chairman of the Board of each Fund, Joseph S. DiMartino, receiv ing an additional 25% in annual retainer and per meeting fees. The fund reimburses Directors for their expenses. Emeritus Directors, if any, are entitled to receive an annual retainer and per meeting attended fee of one-half the amount paid to them as Directors. The Funds had no Emeritus Directors as of the date of this proxy statement. The Funds do not pay any other remuneration to their officers or Directors and neither Fund has a bonus, pension, profit-sharing or retirement plan.

     The aggregate amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2003, and by DSM for its fiscal year ended September 30, 2003, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which such Nominee was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Nominee’s total compensation) for the year ended December 31, 2003, was as follows:

		Total Compensation
	Aggregate	from each Fund and
Name of	Compensation	Fund Complex
Nominee and Fund	from each Fund*	Paid to Nominee (**)

William Hodding Carter, III		$48,994 (11)
DSMB	$5,845
DSM	$7,043
Joseph S. DiMartino		$800,306 (191)
DSMB	$7,307
DSM	$8,803
Richard C. Leone		$48,994(11)
DSMB	$5,845
DSM	$7,043
Ehud Houminer		$94,494 (32)
DSMB	$5,845
DSM	$7,043
Robin A. Pringle		$48,994 (11)
DSMB	$5,845
DSM	$7,043
*	Amount does not include reimbursed expenses for attending Directors, which amounted to $3,147 for DSM and $3,017 for DSMB for all Directors as a group.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee serves as a Board member.

     For each Fund’s most recent fiscal year, the number of Board meetings held and aggregate amount of compensation paid to each Continuing Director who is not a Nominee by each Fund and by all funds in the Dreyfus Family of Funds for which such person is a Board member are set forth on Exhibit A. Certain other information concerning each Fund’s Directors and officers also is set forth on Exhibit A.

Required Vote

     The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund’s meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Auditors

     The 1940 Act requires that each Fund’s independent auditors be selected by a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund. The audit committee has direct responsibility for the appoint-

ment, compensation, retention and oversight of the Fund’s independent auditors. At a meeting held on October 20, 2003 for DSMB and July 14, 2003 for DSM, each Fund’s audit committee approved and each Fund’s Board, including a majority of those Directors who are not “interested persons” of the Fund, ratified the selection of Ernst & Young LLP (“E&Y”) as the independent auditors for the respective Fund’s fiscal year ending in 2004. E&Y, a major international accounting firm, has acted as auditors of each Fund since the Fund’s organization. After reviewing the Fund’s audited financial statements for the fiscal year ended September 30, 2003 for DSM, and November 30, 2003 for DSMB, each Fund’s audit committee recommended to the Fund’s Board that such statements be included in the Fund’s annual report to stockholders. Copies of the audit committee’s report for DSM and DSMB are attached as Exhibits D and E, respectively, to this proxy statement.

Independent Auditor Fees and Services

     The following chart reflects fees to E&Y in each Fund’s last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee. Certain of such services were not pre-approved prior to May 6, 2003, when the pre-approval requirement became applicable. On and after May 6, 2003, 100% of all services provided by E&Y were pre-approved as required. (For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.)

	DSM	[1]	Service Affiliates[1]		DSMB[2]		Service Affiliates[2]

Audit Fees	$28,900/$	30,200	N/A		$28,900/$	30,200	N/A
Audited-Related Fees[3]	$24,500/$	12,500	$15,000/$	288,500	$24,500/$	12,500	$15,000/$	288,500
Tax Fees[4]	$2,666/$	2,932	$0/$	0	$2,500/$	3,000	$0/$	0
Aggregate Non-Audit Fees[5]	$0/$	0	$471,337/$	521,764	$0/$	0	$471,337/$	521,764

1 Fiscal years ended September 30, 2002/September 30, 2003.

2 Fiscal years ended November 30, 2002/November 30, 2003.

3 Services to the Fund consisted of (i) agreed-upon procedures related to compliance with basic maintenance requirements for auction preferred stock; and (ii) security counts required by Rule 17f-2 under the 1940 Act.

4 Services to the Fund consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

5 Rendered to the Fund and Service Affiliates.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s audit committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of E&Y’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Pre-approvals pursuant to the Policy are considered annually.

     Auditor Independence. Each Fund’s audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining E&Y’s independence.

     A representative of E&Y is expected to be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions.

Service Providers

     Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s investment adviser. Mellon Bank, N.A., Dreyfus’ parent, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as Custodian for the assets of each Fund. PFPC Inc., located at 4400 Computer Drive, Westboro, MA, 01581, acts as DSMB’s Transfer Agent, Dividend-Paying Agent and Registrar; and the Bank of New York located at P.O. Box 11258, Church Street Station, New York, New York 10286, acts as DSM’s Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

     To vote, please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by fax, or by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited, the stockholder will be asked to provide his or her address and social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the Proposals.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, “abstentions”), the Fund’s shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining “votes cast” on an issue.

OTHER MATTERS

     Neither Fund’s Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matter.

     Proposals that stockholders wish to include in a Fund’s proxy statement for the Fund’s next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 16, 2004 at the principal executive offices of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 7, 2005.

     Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, 200 Park Avenue, New York, New York 10166 and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board of Directors.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise, as appropriate, Dreyfus Strategic Municipals, Inc., in care of The Bank of New York, Proxy Department, 101 Barclay Street, New York, New York 10286, or Dreyfus Strategic Municipal Bond Fund, Inc., in care of PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: April 15, 2004

EXHIBIT A

PART I

     Part I sets forth information relevant to the Continuing Directors who are not Nominees for election at this meeting, Board and committee meetings, and share ownership. Unless otherwise indicated, the information set forth herein applies to both Funds.

Continuing Class III Directors with Terms Expiring in 2005 for DSMB and 2006 for DSM

     The following table presents information about the Continuing Directors of the Funds, including their principal occupations and other board memberships and affiliations. In addition to the Continuing Directors listed below, Messrs. DiMartino, Carter and Leone are Class I Continuing Directors of DSMB and Mr. Houminer and Ms. Pringle are Class II Continuing Directors of DSM. The address of each Continuing Director is 200 Park Avenue, New York, New York 10166. Each of the Fund’s Continuing Directors will continue to serve as a Director of the Funds after the meeting.

Name (Age) of Continuing Director			Principal Occupation	Other Board Memberships
Position with Fund (Since)			During Past 5 Years	and Affiliations

DAVID W. BURKE	(67)		Corporate Director and Trustee	John F. Kennedy Library
Board Member	(1994)			Foundation, Director
				U.S.S. Constitution
				Museum, Director

HANS C. MAUTNER		(66)	President - International Division	Capital and Regional PLC,
Board Member	(1989)		and an Advisory Director of	a British co-investing
				real estate asset manager,
			Simon Property Group, a real
				Director
			estate investment company
			(1998 - present)
			Director and Vice Chairman of
			Simon Property Group
			(1998 - 2003)
			Chairman and Chief Executive
			Officer of Simon Global Limited
			(1999 - present)

JOHN	E. ZUCCOTTI	(66)	Chairman of Brookfield Financial	None
Board Member	(1989)		Properties, Inc.

     The table below indicates the dollar range of each Continuing Director’s and Nominee’s ownership of shares of each Fund’s Common Stock and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2003.

			Aggregate Holding of
			Funds in the
	DSM	DSMB	Dreyfus Family of Funds
Name of Continuing	Common	Common	for which Responsible as
Director or Nominee	Stock	Stock	a Board Member

Ehud Houminer*	None	None	Over $	100,000
Robin A. Pringle*	None	None	$1 – $	10,000
Joseph S. DiMartino*	None	None	Over $	100,000
Hodding Carter, III*	None	None	None
Richard C. Leone*	$10,001 - $50,000	$1 - $10,000	Over $	100,000
David W. Burke	None	None	Over $	100,000
Hans C. Mautner	None	None	Over $	100,000
John E. Zuccotti	None	None	None

* Nominee

     As of December 31, 2003, none of the Nominees or Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

  DSM held five Board meetings, DSMB held five Board meetings and each Fund held five audit committee meetings during its last fiscal year.
  • The Funds do not have a formal policy regarding Directors’ attendance at annual meetings of stockholders. Directors did not attend last year’s annual meeting.
  All Continuing Directors and Nominees attended at least 75% of all Board and committee meetings, as applicable, held in the last fiscal year.

     Compensation Table. The aggregate amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2003, and by DSM for its fiscal year ended September 30, 2003, and by all funds in the Dreyfus Family of Funds for which such Director was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Director’s total compensation) for the year ended December 31, 2003, was as follows:

		Total
		compensation
		from each Fund and
	Aggregate	fund complex
Name of Continuing	compensation	paid to
Director and Fund	from each Fund*	Continuing Director (**)

David W. Burke		$283,744 (84)
DSMB	$5,845
DSM	$7,043
Hans C. Mautner		$36,494 (11)
DSMB	$5,345
DSM	$6,543
John E. Zuccotti		$48,994 (11)
DSMB	$5,345
DSM	$6,543

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $3,147 for DSM and $3,017 for DSMB for all Directors as a group.

** Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Director serves as a Board member.

			PART II
Part II sets forth information relevant to the officers of each Fund.
Name and Position				Principal Occupation and Business
with Funds (Since)			Age	Experience For Past Five Years

STEPHEN E. CANTER
President	(2000)		58	Chairman of the Board, Chief Executive Officer
				and Chief Operating Officer of Dreyfus, and an
				officer of 93 investment companies (comprised
				of 186 portfolios) managed by Dreyfus. Mr.
				Canter also is a Board Member and, where
				applicable, Executive Committee Member of
				the other investment management subsidiaries
				of Mellon Financial Corporation, each of which
				is an affiliate of Dreyfus.
STEPHEN	R. BYERS
Executive Vice President (2002)			50	Chief Investment Officer, Vice Chairman and
				a Director of Dreyfus, and an officer of 95
				investment companies (comprised of 186 port-
				folios) managed by Dreyfus. Mr. Byers also is an
				Officer, Director or an Executive Committee
				Member of certain other investment manage-
				ment subsidiaries of Mellon Financial
				Corporation, each of which is an affiliate of
				Dreyfus. He has been an employee of Dreyfus
				since January 2000. Prior to joining Dreyfus, he
				served as an Executive Vice President - Capital
				Markets, Chief Financial Officer and Treasurer
				of Gruntal & Co., LLC.
A. PAUL DISDIER
Executive Vice President		(2000)	48	Director of Dreyfus Municipal Securities and an
				officer of 3 other investment companies (com-
				prised of 3 portfolios) managed by Dreyfus.
MARK N. JACOBS
Vice President	(2000)		57	Executive Vice President, Secretary and
				General Counsel of Dreyfus, and an officer of
				96 investment companies (comprised of 202
				portfolios) managed by Dreyfus.
JAMES	WINDELS
Treasurer	(2001)		45	Director — Mutual Fund Accounting of
				Dreyfus, and an officer of 96 investment com-
				panies (comprised of 202 portfolios) managed
				by Dreyfus.
JOHN B. HAMMALIAN
Secretary	(2000)		39	Associate General Counsel of Dreyfus, and
				an officer of 36 investment companies (com-
				prised of 43 portfolios) managed by Dreyfus.

Name and Position			Principal Occupation and Business
with Funds (Since)		Age	Experience For Past Five Years

STEVEN F. NEWMAN
Assistant Secretary	(2000)	53	Associate General Counsel and Assistant
			Secretary of Dreyfus, and an officer of 95
			investment companies (comprised of 202
			portfolios) managed by Dreyfus.
MICHAEL A. ROSENBERG
Assistant Secretary	(2000)	43	Associate General Counsel of Dreyfus, and
			an officer of 93 investment companies (com-
			prised of 195 portfolios) managed by Dreyfus.
GREGORY S. GRUBER
Assistant Treasurer	(2000)	44	Senior Accounting Manager — Municipal
			Bond Funds of Dreyfus, and an officer of 29
			investment companies (comprised of 58 port-
			folios) managed by Dreyfus.
KENNETH	J. SANDGREN
Assistant Treasurer	(2001)	49	Mutual Funds Tax Director of Dreyfus, and
			an officer of 96 investment companies (com-
			prised of 202 portfolios) managed by Dreyfus.

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

PART III

     Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of March 11, 2004 by Nominees, Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of the Fund’s outstanding shares.

     As of March 11, 2004 each Fund’s Directors and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

     As of March 11, 2004, the following Directors and officers owned shares of Common Stock of the Funds as indicated below:

	DSM	DSMB
	Shares of Common	Shares of Common
Directors	Stock Owned	Stock Owned

Joseph S. DiMartino	5,000	12,000
Officers

A. Paul Disdier	4,500	0

     To each Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of Common Stock or the outstanding shares of APS of a Fund on March 11, 2004. Cede & Co. held of record approximately 88% and 90% of the outstanding Common Stock for DSM and DSMB, respectively, and 100% of the outstanding shares of APS of each of DSM and DSMB.

Section 16(a) Beneficial Ownership Reporting Compliances

     To each Fund’s knowledge, all of its officers, Directors and holders of more than 10% of its Common Stock or APS complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2003 for DSM and November 30, 2003 for DSMB. In making this disclosure, each Fund has relied solely on written representations of such persons and on copies of reports that have been filed with the Securities and Exchange Commission.

EXHIBIT B

AUDIT COMMITTEE CHARTER THE DREYFUS FAMILY OF FUNDS

(each, the “Fund”)

Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least three members appointed by the Fund’s Board of Directors/Trustees (the “Board”). The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as applicable.

     Each member of the Audit Committee must be able to read and understand financial statements (including the Fund’s balance sheet, income statement and cash flow statement) and otherwise be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment.1 The Board also must annually determine whether any member of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.2

Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements; (b) assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance; and (c) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Fund’s annual proxy statement.

Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (a) preparation, presentation and integrity of the Fund’s financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are

1 In addition, for AMEX-listed funds, one member must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibili ties. No member of the Audit Committee of an AMEX-listed Fund may be an AMEX employee or an AMEX member who is active on its trading floor

2 For AMEX-listed Funds, the Board also may presume that an ACFE is “financially sophisticated.”

not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

     Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing the financial statements.

Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

(a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; (b) to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; (c) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above; (d) to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors; (e) to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors’ report to the Board and Fund shareholders (for NYSE- and AMEX-listed funds, the form of the auditors’ report must be reviewed in advance of filing with the SEC); (f) to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund; (g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance (NYSE- and AMEX-listed Funds); (ii) for NYSE-listed Funds, semi-annual financial statements and any quarterly financial statements; and (iii) for NYSE-listed Funds, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance; (h) to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund, consistent with Independent Standards Board Standard 1, in order to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board; (i) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; (j) to set clear policies relating to the hiring by entities within the Fund’s investment company complex3 of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley; (k) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund; (l) to periodically meet separately with the Fund’s management and with the independent auditors; (m) to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

(n) to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; (o) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and (p) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

Operations of the Audit Committee

     The Audit Committee shall meet regularly, as frequently as circumstances dictate or as required by the NYSE or the AMEX (but no less frequently than annually), and is empowered to hold special meetings as circumstances require. The Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund’s by-laws.

3 “Investment company complex” includes: (1) The Dreyfus Corporation (“Dreyfus”), (2) any entity controlling, controlled by or under common control with Dreyfus, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor, and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).

     The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

     The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

     The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

Each Fund shall comply with the NYSE or AMEX certification requirements, if applicable.

Amended and Restated: March 2004

EXHIBIT C

NOMINATING COMMITTEE CHARTER AND PROCEDURES
THE DREYFUS FAMILY OF FUNDS
(each, the “Fund”)

Organization

     The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

     In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
  whether or not the person has any relationships that might impair his or her service on the Board;
  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;
  the contribution which the person can make to the Board and the Fund, in conjunctions with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may con sider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as infor mation sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such addi tional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted: March 2004

C-1

EXHIBIT D

Dreyfus Strategic Municipals, Inc.

REPORT OF THE AUDIT COMMITTEE

November 19, 2003

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditor’s letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Fund’s independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended September 30, 2003. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund’s independent auditors for the fiscal year ending September 30, 2004.

Richard C. Leone, Audit Committee Chair	Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member	Robin A. Pringle, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	John E. Zuccotti, Audit Committee Member

D-1

EXHIBIT E

Dreyfus Strategic Municipal Bond Fund, Inc.

REPORT OF THE AUDIT COMMITTEE

January 21, 2004

The audit committee oversees the Fund’s financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management and the Fund including the auditor’s letter and the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with the Fund’s independent auditors the overall scope and plans for the audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund’s internal controls, and the overall quality of the Fund’s financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report to Shareholders for the year ended November 30, 2003. The committee and the board also have approved the selection of Ernst & Young LLP as the Fund’s independent auditors for the fiscal year ending November 30, 2004.

Richard C. Leone, Audit Committee Chair	Ehud Houminer, Audit Committee Member
David W. Burke, Audit Committee Member	Hans C. Mautner, Audit Committee Member
Hodding Carter, III, Audit Committee Member	Robin A. Pringle, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	John E. Zuccotti, Audit Committee Member

E-1

[3194 -DREYFUS STRATEGIC MUNICIPAL BOND FUND preferred] [FILE NAME: ZDSMP1.ELX] [VERSION - (1)] [03/31/04] [orig. 03/31/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZDSMP1

3194

X Please mark votes as in this example.

1. Election of Directors.
   Nominees: Class II - (01) Ehud Houminer, and (02) Robin A. Pringle

   FOR ALL NOMINEES ☐ ☐ WITHHOLD FROM ALL NOMINEES

   ☐ ______________________________
   For all nominees except as written above

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature: ______________________ Date: __________ Signature: ______________________ Date: __________

[3194 -DREYFUS STRATEGIC MUNICIPAL BOND FUNDcommon] [FILE NAME: ZDSMC1.ELX] [VERSION - (1)] [03/31/04] [orig. 03/31/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZDSMC1

3194

X Please mark votes as in this example.

1. Election of Director.

Nominee: Class II - (01) Ehud Houminer

FOR NOMINEE ☐ ☐ WITHHOLD FROM NOMINEE

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signature: ____________________ Date: __________ Signature: ____________________ Date: __________

IMPORTANT

Please Act Promptly
Sign, Date and Mail your Proxy Card(s) Today.

No matter how many shares you own, your vote is important. Voting can also help the Fund save money. To hold a meeting, a quorum must be represented. Voting today can save the fund the expense of another solicitation for proxies required to achieve a quorum.

Please note that if you hold more than one account in the Fund, a proxy card will be sent to you for each of your accounts. You should sign and return each proxy card in order for all votes to be counted.

Thank you for your interest in the Fund.

[3194 -DREYFUS STRATEGIC MUNICIPAL BOND FUNDcommon] [FILE NAME: ZDSMC2.ELX] [VERSION - (1)] [03/31/04] [orig. 03/31/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZDSMC2

PROXY

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

COMMON STOCK HOLDERS

The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the "Fund") hereby appoints Robert R. Mullery and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund standing in the name of the undersigned at the close of business on March 11, 2004 at the Annual Meeting of Stockholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, commencing at 10:00 a.m. on May 14, 2004; and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

SEE REVERSE SIDE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE

▼ DETACH PROXY CARD HERE ▼

Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope.

☒ Votes must be indicated (x) in Black or Blue ink.

1. Election of Directors

FOR All Nominees listed below (except as marked to the contrary) ☐ WITHHOLD Authority FOR ALL Nominees listed below ☐ *EXCEPTIONS ☐

Nominees are: **Class I** - 01 - William Hodding Carter, III, 02 - Joseph S. DiMartino, 03 - Richard C. Leone

WITHHELD FOR (write name of nominee(s) in space provided below)

*Exceptions ______________________________

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

To change your address, please mark this box. ☐

SCAN LINE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Date ______ Share Owner sign here ______ Co-Owner sign here ______